UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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COMCAST CORPORATION
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Comcast Corporation issued the following three communications today: (1) a press release, (2) an article posted to its internal website, and (3) an update to its Investor Relations website, cmcsa.com.

Press Release

PRESS RELEASE Comcast Corporation One Comcast Center Philadelphia, PA 19103 www.comcastcorporation.com

COMCAST ANNOUNCES PROPOSAL TO RECLASSIFY EACH SHARE OF CLASS A SPECIAL COMMON STOCK INTO ONE SHARE OF CLASS A COMMON STOCK

PHILADELPHIA – October 26, 2015 – Comcast Corporation today announced that its Board of Directors has approved a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation in order to reclassify each share of Comcast Class A Special Common Stock (Nasdaq: CMCSK) into one share of Comcast Class A Common Stock (Nasdaq: CMCSA) (the “Reclassification”), subject to shareholder approval.

Comcast’s Board of Directors determined that the Reclassification is fair to and in the best interests of Comcast and its shareholders. It believes that the Reclassification will benefit Comcast’s shareholders by, among other things, eliminating investor confusion caused by having two classes of publicly traded stock and improving the trading liquidity of Comcast’s publicly traded stock.

In connection with the Reclassification, Comcast has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). After Comcast files a definitive proxy statement with the SEC, it will hold a special meeting of its shareholders to vote on the Reclassification as soon as practicable. In order to become effective, the Reclassification must be approved by the affirmative vote of a majority of the votes cast by holders of Comcast’s Class A Common Stock and Class A Special Common Stock, in each case voting separately as a class, and its Class A Common Stock and Class B Common Stock, voting together as a single class. Shareholders of record as of the close of business on October 20, 2015 are entitled to vote at the special meeting.

Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC have provided opinions to Comcast's Board of Directors to the effect that, subject to the assumptions and qualifications set forth in the respective opinion, the one-for-one reclassification ratio is fair, from a financial point of view, to the holders of the Class A Common Stock and the Class A Special Common Stock, respectively. The opinions are included in the preliminary proxy statement filed with the SEC.

ABOUT COMCAST CORPORATION

Comcast Corporation (Nasdaq: CMCSA, CMCSK) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast Cable is one of the nation's largest video, high-speed Internet and phone providers to residential customers under the XFINITY brand and also provides these services to businesses. NBCUniversal operates news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.

# # #

Investor Contacts: Jason Armstrong (215) 286-7972 Jane Kearns (215) 286-4794	Press Contacts: D’Arcy Rudnay (215) 286-8582 John Demming (215) 286-8011

Additional Information and Where to Find It:  In connection with the proposal to reclassify each issued share of Comcast’s Class A Special Common Stock into one share of Comcast’s Class A Common Stock (the “Reclassification”), Comcast has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will be filing a definitive proxy statement with the SEC. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ SUCH PRELIMINARY PROXY STATEMENT AT THIS TIME AND TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT DOES OR WILL CONTAIN IMPORTANT INFORMATION. Copies of documents filed by Comcast with the SEC are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. You may also obtain free copies of the preliminary proxy statement now and the definitive proxy statement when it becomes available and other documents filed by Comcast with the SEC by accessing the SEC’s website at http://www.sec.gov.

Comcast, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the shareholders of Comcast in favor of the Reclassification. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015 and its Current Reports on Form 8-K filed with the SEC on March 31, 2015, May 11, 2015, May 22, 2015, July 1, 2015 and July 7, 2015. Shareholders of Comcast may obtain additional information regarding the interests of the participants in the solicitation by reading the preliminary proxy statement relating to the Reclassification now and the definitive proxy statement relating to the Reclassification when it becomes available.

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those in the forward-looking statements include the timing to consummate the Reclassification, the risk that shareholder approval may not be obtained and the risk that expected cost savings and administrative efficiencies are not realized or are not realized as soon as may be expected. Additional information concerning these and other factors can be found in Comcast’s filings with the SEC, including Comcast’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Comcast assumes no obligation to update any forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Article on Comcast’s internal website

Headline: Important News for Comcast Shareholders

Today, Comcast Corporation announced that our Board of Directors approved a proposal to amend and restate Comcast’s Amended and Restated Articles of Incorporation in order to reclassify each share of Comcast Class A Special Common Stock (Nasdaq: CMCSK) into one share of Comcast Class A Common Stock (Nasdaq: CMCSA). The reclassification is subject to approval by our shareholders at a special meeting that is yet to be scheduled.

Read the full press release below. Employees can read the proxy statement here [link to http://www.sec.gov/Archives/edgar/data/1166691/000119312515352605/d34175dpre14a.htm].

COMCAST ANNOUNCES PROPOSAL TO RECLASSIFY EACH SHARE OF CLASS A SPECIAL COMMON STOCK INTO ONE SHARE OF CLASS A COMMON STOCK

PHILADELPHIA – October 26, 2015 – Comcast Corporation today announced that its Board of Directors has approved a proposal to amend and restate the Company’s Amended and Restated Articles of Incorporation in order to reclassify each share of Comcast Class A Special Common Stock (Nasdaq: CMCSK) into one share of Comcast Class A Common Stock (Nasdaq: CMCSA) (the “Reclassification”), subject to shareholder approval.

Comcast’s Board of Directors determined that the Reclassification is fair to and in the best interests of Comcast and its shareholders. It believes that the Reclassification will benefit Comcast’s shareholders by, among other things, eliminating investor confusion caused by having two classes of publicly traded stock and improving the trading liquidity of Comcast’s publicly traded stock.

In connection with the Reclassification, Comcast has filed a preliminary proxy statement with the Securities and Exchange Commission (“SEC”). After Comcast files a definitive proxy statement with the SEC, it will hold a special meeting of its shareholders to vote on the Reclassification as soon as practicable. In order to become effective, the Reclassification must be approved by the affirmative vote of a majority of the votes cast by holders of Comcast’s Class A Common Stock and Class A Special Common Stock, in each case voting separately as a class, and its Class A Common Stock and Class B Common Stock, voting together as a single class. Shareholders of record as of the close of business on October 20, 2015 are entitled to vote at the special meeting.

Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC have provided opinions to Comcast's Board of Directors to the effect that, subject to the assumptions and qualifications set forth in the respective opinion, the one-for-one reclassification ratio is fair, from a financial point of view, to the holders of the Class A Common Stock and the Class A Special Common Stock, respectively. The opinions are included in the preliminary proxy statement filed with the SEC.

ABOUT COMCAST CORPORATION

Comcast Corporation (Nasdaq: CMCSA, CMCSK) is a global media and technology company with two primary businesses, Comcast Cable and NBCUniversal. Comcast Cable is one of the nation's largest video, high-speed Internet and phone providers to residential customers under the XFINITY brand and also provides these services to businesses. NBCUniversal operates news, entertainment and sports cable networks, the NBC and Telemundo broadcast networks, television production operations, television station groups, Universal Pictures and Universal Parks and Resorts. Visit www.comcastcorporation.com for more information.

# # #

Investor Contacts:

Jason Armstrong (215) 286-7972

Jane Kearns (215) 286-4794

Press Contacts:

D’Arcy Rudnay (215) 286-8582

John Demming (215) 286-8011

Additional Information and Where to Find It:  In connection with the proposal to reclassify each issued share of Comcast’s Class A Special Common Stock into one share of Comcast’s Class A Common Stock (the “Reclassification”), Comcast has filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) and will be filing a definitive proxy statement with the SEC. INVESTORS AND SHAREHOLDERS ARE ADVISED TO READ SUCH PRELIMINARY PROXY STATEMENT AT THIS TIME AND TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT DOES OR WILL CONTAIN IMPORTANT INFORMATION. Copies of documents filed by Comcast with the SEC are available free of charge on Comcast’s website at http://cmcsa.com or by contacting Comcast’s Investor Relations Department at 866-281-2100. You may also obtain free copies of the preliminary proxy statement now and the definitive proxy statement when it becomes available and other documents filed by Comcast with the SEC by accessing the SEC’s website at http://www.sec.gov.

Comcast, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the shareholders of Comcast in favor of the Reclassification. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015 and its Current Reports on Form 8-K filed with the SEC on March 31, 2015, May 11, 2015, May 22, 2015, July 1, 2015 and July 7, 2015. Shareholders of Comcast may obtain additional information regarding the interests of the participants in the solicitation by reading the preliminary proxy statement relating to the Reclassification now and the definitive proxy statement relating to the Reclassification when it becomes available.

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those in the forward-looking statements include the timing to consummate the Reclassification, the risk that shareholder approval may not be obtained and the risk that expected cost savings and administrative efficiencies are not realized or are not realized as soon as may be expected. Additional information concerning these and other factors can be found in Comcast’s filings with the SEC, including Comcast’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Comcast assumes no obligation to update any forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Investor Relations Website Updates

The following has been posted to http://www.cmcsa.com/faq.cfm and http://cmcsa.com/key-facts.cfm:

Important Note: On October 26, 2015, Comcast announced that its Board of Directors has approved a proposal to amend and restate the Comcast’s Amended and Restated Articles of Incorporation in order to reclassify each share of Comcast Class A Special Common Stock (Nasdaq: CMCSK) into one share of Comcast Class A Common Stock (Nasdaq: CMCSA) (the “Reclassification”), subject to shareholder approval. In order to become effective, the Reclassification must be approved by the affirmative vote of a majority of the votes cast by holders of Comcast's Class A Common Stock and Class A Special Common Stock, in each case voting separately as a class, and its Class A Common Stock and Class B Common Stock, voting together as a single class. Shareholders of record as of the close of business on October 20, 2015 are entitled to vote at the special meeting.

Click here for additional important information.

Additional Information and Where to Find It: In connection with the Reclassification, Comcast filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC"), and will be filing a definitive proxy statement with the SEC to hold a special meeting of shareholders to vote on the Reclassification as soon as practicable. SHAREHOLDERS ARE ADVISED TO READ SUCH PRELIMINARY PROXY STATEMENT AT THIS TIME AND TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT DOES OR WILL CONTAIN IMPORTANT INFORMATION. Copies of documents filed by Comcast with the SEC are available free of charge on this website at http://cmcsa.com or by contacting Comcast's Investor Relations Department at 866-281-2100. You may also obtain free copies of the preliminary proxy statement now and the definitive proxy statement when it becomes available and other documents filed by Comcast with the SEC by accessing the SEC's website at http://www.sec.gov.

Comcast, its directors, certain executive officers, and certain other employees may be deemed under the rules of the SEC to be participants in the solicitation of proxies from the shareholders of Comcast in favor of the Reclassification. Information about the directors and executive officers of Comcast is set forth in its Annual Report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 27, 2015, its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 10, 2015 and its Current Reports on Form 8-K filed with the SEC on March 31, 2015, May 11, 2015, May 22, 2015, July 1, 2015 and July 7, 2015. Shareholders of Comcast may obtain additional information regarding the interests of the participants in the solicitation by reading the preliminary proxy statement relating to the Reclassification now and the definitive proxy statement relating to the Reclassification when it becomes available.

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These statements are often, but not always, made through the use of words or phrases such as "may", "believe," "anticipate," "could", "should," "intend," "plan," "will," "expect(s)," "estimate(s)," "project(s)," "forecast(s)", "positioned," "strategy," "outlook" and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those in the forward-looking statements include the timing to consummate the Reclassification, the risk that shareholder approval may not be obtained and the risk that expected cost savings and administrative efficiencies are not realized or are not realized as soon as may be expected. Additional information concerning these and other factors can be found in Comcast's filings with the SEC, including Comcast's most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Comcast assumes no obligation to update any forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.